Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                      ------------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 2004 relating to the consolidated financial statements and financial statement schedule of Digital Insight Corporation, which appear in Digital Insight Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.


/s/  PricewaterhouseCoopers  LLP

Los Angeles, California
April 5, 2004